EXHIBIT 1

                             JOINT FILING AGREEMENT

          We, the signatories of the statement on Schedule 13D to which this

Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                          KKR ASSOCIATES


                          By:/s/Scott M. Stuart
                             Name:  Scott M. Stuart
                             Title:  General Partner


                          WHITEHALL ASSOCIATES, L.P.

                          By KKR Associates, its
                          General Partner


                          By:/s/Scott M. Stuart
                             Name:  Scott M. Stuart
                             Title:  General Partner


                          BW HOLDINGS LLC

                          By Whitehall Associates,
                           L.P., its managing member

                          By Borden Holdings, Inc., attorney-in
                          fact


                          By:/s/Phyllis Yeatman
                             Name:  Phyllis Yeatman
                             Title:  Assistant Secretary


                          BORDEN HOLDINGS, INC.


                          By:/s/Phyllis Yeatman
                             Name:  Phyllis Yeatman
                             Title: Assistant Secretary


                          BORDEN, INC.



                          By:/Ellen G. Berndt
                             Name:  Ellen G. Berndt
                             Title: Secretary







Dated:  July 1, 1996